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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 Netivation.com, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                                  88-0308169
----------------------------------------------------------  ------------------------------------
(State of Incorporation or Organization)                    (I.R.S. Employer Identification no.)

7950 Meadowlark Way, Coeur d'Alene, Idaho                                  83815
----------------------------------------------------------  ------------------------------------
(Address of principal executive offices)                    (Zip code)

If this form relates to the registration                    If this form relates to the registration
of a class of securities pursuant to                        of a class of securities pursuant to
Section 12(b) of the Exchange Act and is                    Section 12(g) of the Exchange Act and is
effective pursuant to General                               effective pursuant to General Instruction
Instruction A.(c), please check the                         A.(d), please check the following box. [ ]
following box. [ ]

Securities Act registration statement file
number to which this form relates:                                      333-74569
                                                            ------------------------------------
                                                                     (If applicable)

Securities to be registered pursuant to Section
12(b) of the Act:

           Title of Each Class                                  Names of Each Exchange on Which
           to be so Registered                                  Each Class is to be Registered
----------------------------------------------------------  -------------------------------------

                   None

Securities to be registered pursuant to Section
12(g) of the Act:

                    Common Stock, par value $.01 per share
                    --------------------------------------
                               (Title of Class)

                                       1.
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Item 1.  Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," of the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-74569) (the "Registration Statement"), initially filed with the Securities and Exchange Commission on March 17, 1999 and is incorporated herein by reference.

Item 2.  Exhibits.

     Each of the following exhibits to this registration statement has been filed as an exhibit to the Registration Statement (as defined above) and is incorporated herein by reference:

Exhibit
Number       Description
-------      -----------
3(i).1       Articles of Incorporation of the Registrant, as amended, as filed with the Secretary of State of the State of Nevada.

3(i).2 Certificate of Incorporation, as filed with the Secretary of State of Delaware.

3(i).3 Form of Restated Certificate of Incorporation, to be effective upon the closing of this offering.

3(ii).1      Nevada Bylaws of the Registrant

3(ii).2      Delaware Bylaws of the Registrant

3(ii).3 Form of Restated Bylaws to be effective upon the closing of this offering.

4.2 Specimen stock certificate representing shares of common stock of the Registrant.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Netivation.com, Inc.
                              (Registrant)

Date:  June 11, 1999          By:  /s/ Anthony J. Paquin
                                  ----------------------------------------
                                     Anthony J. Paquin
                                     President and Chief Executive Officer

                                      3.